                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                             ---------------------


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               December 24, 1997


                       Commission File Number   0-22906
                                               ---------


                         ABC RAIL PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                                      36-3498749
  (State or other jurisdiction                          (IRS Employer
          of incorporation)                           Identification Number)



                           200 SOUTH MICHIGAN AVENUE
                                   SUITE 1300
                           CHICAGO, ILLINOIS  60604
                                (312) 322-0360
         (Address and telephone number of principal executive offices)

ITEM 5.   OTHER EVENTS.

          ABC Rail Products Corporation (the "Company") is filing herewith certain exhibits that relate to the Company's Registration Statement on Form S-3, filed with the Securities and Exchange Commission on November 15, 1996 (Registration No. 333-16241).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     1.1 Underwriting Agreement, dated December 17, 1997, by and among the Company, Robert W. Baird & Co. Incorporated and Piper Jaffray Inc.

     4.1  Officer's Certificate dated as of December 17, 1997 pursuant to
          Section 301 of the Indenture dated as of January 15, 1997 between the Company and First Trust National Association, as Trustee.

     4.2 Form of the Company's 8-3/4% Senior Subordinated Note, Series B, Due 2004.

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                     ABC RAIL PRODUCTS CORPORATION


                     By /s/ D. Chisholm MacDonald
                        -----------------------------------------
                        D. Chisholm MacDonald
                        Executive Vice President--Administration and
                        Development and Chief Financial Officer


Date:  December 24, 1997

                                 EXHIBIT INDEX
                                 -------------



EXHIBIT
NUMBER                   DOCUMENT DESCRIPTION
---------                ---------------------

    1.1  Underwriting Agreement, dated December 17, 1997, by and among the
         Company, Robert W. Baird & Co. Incorporated and Piper Jaffray Inc.

    4.1  Officer's Certificate dated as of December 17, 1997 pursuant to
         Section 301 of the Indenture dated as of January 15, 1997 between the Company and First Trust National Association, as Trustee.

    4.2  Form of the Company's 8-3/4% Senior Subordinated Note, Series B, Due
         2004.